Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations
Northrop Grumman Corporation (herein referred to as “Northrop Grumman,” the “company,” “we,” “us,” or “our”) is a leading global security company. We offer a broad portfolio of capabilities and technologies that enable us to deliver innovative products, systems and solutions for applications that range from undersea to outer space and into cyberspace. We provide products, systems and solutions in unmanned systems; cyber; command, control, communications and computers (C4), intelligence, surveillance, and reconnaissance (C4ISR); strike aircraft; and logistics and modernization to government and commercial customers worldwide. We participate in many high-priority defense and government programs in the United States (U.S.) and abroad. We conduct most of our business with the U.S. Government, principally the Department of Defense (DoD) and intelligence community. We also conduct business with foreign, state and local governments and commercial customers.
Principles of Consolidation
The consolidated financial statements include the accounts of Northrop Grumman and its subsidiaries. Material intercompany accounts, transactions and profits are eliminated in consolidation. Investments in equity securities and joint ventures where the company has significant influence, but not control, are accounted for using the equity method.
Accounting Estimates
The company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation thereof requires management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements, as well as the reported amounts of sales and expenses during the reporting period. Estimates have been prepared using the most current and best available information; however, actual results could differ materially from those estimates.
Related Party Transactions
For all periods presented, the company had no material related party transactions.
Revenue Recognition
The majority of our sales are derived from long-term contracts with the U.S. Government for the production of goods, the provision of services, or in some cases, a combination of both. In accounting for these contracts, we utilize either the cost-to-cost method or the units-of-delivery method of percentage-of-completion accounting, with cost-to-cost being the predominant method. Generally, sales under cost-reimbursement contracts and construction-type contracts that provide for deliveries at lower volume rates per year or a small number of units are accounted for using the cost-to-cost method. Under this method, sales, including estimated profits, are recorded as costs are incurred. Generally, sales under contracts that provide for deliveries at higher volume rates per year or a large number of units are accounted for using the units-of-delivery method. Under this method, cost and sales are recognized as units are delivered to the customer. The company estimates profit on contracts as the difference between total estimated sales and total estimated cost at completion and recognizes that profit either as costs are incurred (cost-to-cost) or as units are delivered (units-of-delivery). The company classifies sales as product or service depending upon the predominant attributes of the contract.
Contract sales may include estimated amounts not contractually agreed to by the customer, including cost or performance incentives (such as award and incentive fees), un-priced change orders, claims and requests for equitable adjustment (REAs). Further, as contracts are performed, change orders can be a regular occurrence and may be un-priced until negotiated with the customer. Un-priced change orders are included in estimated contract sales when management believes it is probable they will be recovered through a change in contract price. Amounts representing claims (including change orders unapproved as to both scope and price) and REAs are included in estimated contract sales when management believes it is probable the claim and/or REA will result in additional contract revenue and the amount can be reliably estimated based on the facts and circumstances known to us at the time. As of December 31, 2015, the company has initiated REAs with the U.S. government and an international customer seeking recovery of approximately $300 million under contracts related to two Aerospace Systems programs. A substantial portion of the REAs was initiated during the fourth quarter of 2015. The REAs relate to what we believe is work performed by the company at the direction of our customers that is beyond the scope of the related contracts as well as costs incurred by the company as a result of customer-caused delays and disruption. The total amount of additional contract sales we have assumed as of December 31, 2015 is approximately $225 million. We are currently negotiating the REAs and the terms of the contracts with our customers. Recognized amounts related to claims and REAs as of December 31, 2014 were not material individually or in aggregate.
The company's U.S. Government contracts generally contain provisions that enable the customer to terminate a contract for default, or for the convenience of the government. If a contract is terminated for default, we may not be entitled to recover any of our costs on partially completed work and may be liable to the government for re-procurement costs of acquiring similar products or services from another contractor, and for certain other damages. Termination of a contract for the convenience of the government may occur when the government concludes it is in the best interests of the government that the contract be terminated. Under a termination for convenience, the contractor is typically entitled to be paid in accordance with the contract’s terms for costs incurred prior to the effective date of termination, plus a reasonable profit and settlement expenses. At December 31, 2015, the company did not have any contract terminations in process that we anticipate would have a material effect on our consolidated financial position, annual results of operations and/or cash flows.
Net Estimate-At-Completion (EAC) Adjustments - We recognize changes in estimated contract sales, costs or profits using the cumulative catch-up method of accounting. This method recognizes, in the current period, the cumulative effect of the changes on current and prior periods as net EAC adjustments; sales and profit in future periods of contract performance are recognized as if the revised estimates had been used since contract inception. If it is determined that a loss will result from the performance of a contract, the entire amount of the estimable future loss is charged against income in the period the loss is identified. Loss provisions are first offset against any costs that are included in unbilled accounts receivable or inventoried costs, and any remaining amount is reflected in liabilities.
Significant EAC adjustments on a single contract could have a material effect on the company's consolidated financial position or annual results of operations. Where such adjustments occur, we generally disclose the nature, underlying conditions and financial impact of the adjustments. No discrete event or adjustments to an individual contract were material to the accompanying consolidated statements of earnings and comprehensive income (loss) for each of the three years ended December 31, 2015, 2014, and 2013.
The following table presents the effect of aggregate net EAC adjustments:

	Year Ended December 31
$ in millions, except per share data	2015	2014	2013
Operating Income	$580	$664	$753
Net Earnings(1)	377	432	489
Diluted earnings per share(1)	1.97	2.04	2.09

(1)	Based on statutory tax rates
Sales by Customer Category - The following table presents sales by customer category:

	Year Ended December 31
	2015		2014		2013
$ in millions	$	%(1)	$	%(1)	$	%(1)
U.S. Government(2)	$19,458	83%	$20,085	84%	$21,278	86%
International(3)	3,339	14%	3,045	13%	2,493	10%
Other Customers(4)	729	3%	849	3%	890	4%
Total Sales	$23,526		$23,979		$24,661

(1)	Percentage of total sales.

(2)
Sales to the U.S. Government include sales from contracts for which Northrop Grumman is the prime contractor, as well as those for which the company is a subcontractor and the ultimate customer is the U.S. Government. Each of the company's segments derives substantial revenue from the U.S. Government.

(3)	International sales include foreign military sales contracted through the U.S. Government, direct commercial sales with governments outside the U.S. and commercial sales outside the U.S.

(4)	Sales to Other Customers include sales to U.S. state and local governments and U.S. commercial customers.
General and Administrative Expenses
In accordance with industry practice and the regulations that govern cost accounting requirements for government contracts, most general management and corporate expenses incurred at the segment and corporate locations are considered allowable and allocable costs. Allowable and allocable general and administrative costs, including independent research and development (IR&D) and certain bid and proposal (B&P) costs, are allocated on a systematic basis to contracts in progress and are included as a component of total estimated contract costs, including any provision for loss contracts.
Research and Development
Company-sponsored research and development activities primarily include IR&D efforts related to government programs. Company-sponsored IR&D expenses totaled $712 million, $569 million and $507 million in 2015, 2014 and 2013, respectively. Customer-funded research and development activities are charged directly to the related contracts.
Environmental Costs
We accrue for environmental liabilities when management determines that, based on the facts and circumstances known to the company, it is probable the company will incur costs to address environmental impacts and the costs are reasonably estimable. When only a range of amounts is established and no amount within the range is more probable than another, we record the low end of the range. The company typically projects environmental costs for up to 30 years, records environmental liabilities on an undiscounted basis, and excludes asset retirement obligations and certain legal costs. At sites involving multiple parties, we accrue environmental liabilities based upon our expected share of liability, taking into account the financial viability of other liable parties. As a portion of environmental remediation costs is expected to be recoverable through overhead charges on government contracts, such amounts are deferred in inventoried costs (current portion) and other non-current assets. The portion of environmental costs not expected to be recoverable is expensed.
Fair Value of Financial Instruments
The company measures the fair value of its financial instruments using observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.
These two types of inputs create the following fair value hierarchy:
Level 1 - Quoted prices for identical instruments in active markets.
Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.
Level 3 - Significant inputs to the valuation model are unobservable.
Marketable securities accounted for as trading and available-for-sale are recorded at fair value on a recurring basis. For available-for-sale securities, changes in unrealized gains and losses are reported as a component of other comprehensive income. Changes in unrealized gains and losses on trading securities are included in other, net in the consolidated statements of earnings and comprehensive income (loss). Investments in held-to-maturity instruments with original maturities greater than three months are recorded at amortized cost.
Derivative financial instruments are recognized as assets or liabilities in the financial statements and measured at fair value on a recurring basis. Changes in the fair value of derivative financial instruments that are designated as fair value hedges are recorded in net earnings, while the effective portion of the changes in the fair value of derivative financial instruments that are designated as cash flow hedges are recorded as a component of other comprehensive income until settlement. For derivative financial instruments not designated as hedging instruments, gains or losses resulting from changes in the fair value are reported in other, net in the consolidated statements of earnings and comprehensive income (loss).
The company may use derivative financial instruments to manage its exposure to interest rate risk for its long-term fixed-rate debt portfolio and foreign currency exchange risk related to receipts from customers and payments to suppliers denominated in foreign currencies. The company does not use derivative financial instruments for trading or speculative purposes, nor does it use leveraged financial instruments. Credit risk related to derivative financial instruments is considered minimal and is managed through the use of multiple counterparties with high credit standards and periodic settlements of positions, as well as by entering into master netting agreements with most of our counterparties.
Income Taxes
Provisions for federal and foreign income taxes are calculated on reported earnings before income taxes based on current tax law and include the cumulative effect of any changes in tax rates from those used previously in determining deferred tax assets and liabilities. Such provisions differ from the amounts currently payable because certain items of income and expense are recognized in different periods for financial reporting purposes than for income tax purposes. The company recognizes federal and foreign interest accrued related to unrecognized tax benefits in income tax expense. Federal tax penalties are recognized as a component of income tax expense.
In accordance with industry practice and regulations that govern the cost accounting requirements for government contracts, current state and local income and franchise taxes are generally considered allowable and allocable costs and are therefore recorded in operating costs and expenses. The company recognizes changes in deferred state taxes and unrecognized state tax benefits in unallocated corporate expenses.
Uncertain tax positions reflect the company’s expected treatment of tax positions taken in a filed tax return, or planned to be taken in a future tax return or claim, which have not been reflected in measuring income tax expense for financial reporting purposes. Until these positions are sustained by the taxing authorities or the statute of limitations concerning such issues lapses, the company does not recognize the tax benefits resulting from such positions and reports the tax effects as a liability for uncertain tax positions in its consolidated statements of financial position.
Cash and Cash Equivalents
Cash and cash equivalents are comprised of cash in banks and highly liquid instruments with original maturities of three months or less, primarily consisting of bank time deposits and investments in institutional money market funds. The company does not invest in high yield or high risk securities. Cash in bank accounts at times may exceed federally insured limits.
Accounts Receivable and Inventoried Costs
Accounts receivable include amounts billed and currently due from customers, as well as amounts currently due but unbilled (primarily related to costs incurred on contracts accounted for under the cost-to-cost method of percentage-of-completion accounting). Accounts receivable also include certain estimated contract change amounts, claims or REAs in negotiation that are probable of recovery and amounts retained by the customer pending contract completion.
Inventoried costs primarily relate to work in process on contracts accounted for under the units-of-delivery method of percentage-of-completion accounting. These costs represent accumulated contract costs less the portion of such costs allocated to delivered items. Product inventory primarily consists of raw materials and is stated at the lower of cost or market, generally using the average cost method.
Accumulated contract costs in unbilled accounts receivable and inventoried costs include direct production costs, factory and engineering overhead, production tooling costs, and, for government contracts, allowable general and administrative expenses. According to the provisions of U.S. Government contracts, the customer asserts title to, or a security interest in, inventories related to such contracts as a result of contract advances, performance-based payments, and progress payments. In accordance with industry practice, unbilled accounts receivable and inventoried costs are classified as current assets and include amounts related to contracts having production cycles longer than one year. Payments received in excess of inventoried costs and unbilled accounts receivable amounts on a contract by contract basis are recorded as advance payments and amounts in excess of costs incurred in the consolidated statements of financial position.
Property, Plant and Equipment
Property, plant and equipment are depreciated over the estimated useful lives of individual assets. Most of these assets are depreciated using declining-balance methods, with the remainder using the straight-line method. Major classes of property, plant and equipment and their useful lives are as follows:

		December 31
Useful life in years, $ in millions	Useful Life	2015	2014
Land and land improvements	Up to 40(1)	$381	$373
Buildings and improvements	Up to 45	1,618	1,589
Machinery and other equipment	Up to 20	4,610	4,401
Capitalized software costs	3-5	406	428
Leasehold improvements	Length of Lease(2)	898	811
Property, plant and equipment, at cost		7,913	7,602
Accumulated depreciation		(4,849)	(4,611)
Property, plant and equipment, net		$3,064	$2,991

(1)	Land is not a depreciable asset.

(2)	Leasehold improvements are depreciated over the shorter of the useful life of the asset or the length of the lease.
Leases
The company uses its incremental borrowing rate in the assessment of lease classification as capital or operating and defines the initial lease term to include renewal options determined to be reasonably assured. The majority of our leases are operating leases.
Many of the company’s real property lease agreements contain incentives for tenant improvements, rent holidays, or rent escalation clauses. For tenant improvement incentives, the company records a deferred rent liability and amortizes the deferred rent over the term of the lease as a reduction to rent expense. For rent holidays and rent escalation clauses during the lease term, the company records rental expenses on a straight-line basis over the term of the lease. For purposes of recognizing lease incentives, the company uses the date of initial possession as the commencement date, which is generally when the company is given the right of access to the space and begins to make improvements in preparation of intended use.
Goodwill and Other Purchased Intangible Assets
The company tests for impairment of goodwill annually as of December 31, or when we believe a potential impairment exists. When performing the goodwill impairment test, the company uses a discounted cash flow approach corroborated by comparative market multiples, where appropriate, to determine the fair value of its reporting units.
Goodwill and other purchased intangible asset balances are included in the identifiable assets of their assigned business segment. The company charges goodwill impairment, as well as the amortization of other purchased intangible assets, against the respective segment’s operating income. Purchased intangible assets are amortized on a straight-line basis over their estimated useful lives.
Cash Surrender Value of Life Insurance Policies
The company maintains whole life insurance policies on a group of executives, which are recorded at their cash surrender value as determined by the insurance carrier. The company also has split-dollar life insurance policies on former officers and executives from acquired businesses, which are recorded at the lesser of their cash surrender value or premiums paid. These policies are utilized as a partial funding source for deferred compensation and other non-qualified employee retirement plans. As of December 31, 2015 and 2014, the carrying values associated with these policies were $284 million and $290 million, respectively, and are recorded in other non-current assets in the consolidated statements of financial position.
Litigation, Commitments and Contingencies
Amounts associated with litigation, commitments and contingencies are recorded as reserves when management, after considering the facts and circumstances of each matter as then known to management, has determined it is probable a liability will be found to have been incurred and the amount of the loss can be reasonably estimated. When only a range of amounts is established and no amount within the range is more likely than another, the low end of the range is recorded. Legal fees are expensed as incurred. Due to the inherent uncertainties surrounding gain contingencies, we generally do not recognize potential gains until realized.
Retirement Benefits
The company sponsors various defined benefit pension plans and defined contribution retirement plans covering substantially all of its employees. In most cases, our defined contribution plans provide for up to a 50 percent match of employee contributions up to eight percent of compensation. The company also provides post-retirement benefits other than pensions, consisting principally of health care and life insurance benefits, to eligible retirees and qualifying dependents.
The liabilities, unamortized benefit plan costs and annual income or expense of the company’s defined benefit pension and other post-retirement benefit plans are determined using methodologies that involve several actuarial assumptions. Unamortized benefit plan costs consist primarily of accumulated net after-tax actuarial losses.
Because U.S. Government regulations require that the costs of pension and other post-retirement plans be charged to our contracts in accordance with the Federal Acquisition Regulation (FAR) and the related U.S. Government Cost Accounting Standards (CAS) that govern such plans, we calculate retiree benefit plan costs under both CAS and FAS (GAAP Financial Accounting Standards) methods. While both FAS and CAS recognize a normal service cost component in measuring periodic pension cost, there are differences in the way the components of annual pension costs are calculated under each method. Measuring plan obligations under FAS and CAS includes different assumptions and models, such as in estimating earnings on plan assets and calculating interest expense. In addition, the periods over which gains/losses related to pension assets and actuarial changes are amortized are different under FAS and CAS. As a result, annual retiree benefit plan expense amounts for FAS are different from the amounts for CAS even though the ultimate cost of providing benefits over the life of the plans is the same under either method. CAS retiree benefit plan costs are charged to contracts and are included in segment operating income, and the difference between CAS and FAS expense is recorded in operating income at the consolidated company level.
Net actuarial gains or losses are amortized to expense on a plan-by-plan basis when they exceed the accounting corridor. The accounting corridor is a defined range within which amortization of net gains and losses is not required and is equal to 10 percent of the greater of plan assets or benefit obligations. Gains or losses outside of the corridor are subject to amortization over our average employee future service period of approximately nine years. Not all net periodic pension expense is recognized in net earnings in the year incurred because it is allocated as production costs and a portion remains in inventory at the end of a reporting period. The company’s funding policy for the qualified pension plans is to contribute, at a minimum, the statutorily required amount to an irrevocable trust.
Stock Compensation
The company’s stock compensation plans are classified as equity plans and compensation expense is generally recognized over the vesting period (typically three years), net of estimated forfeitures. The company issues stock awards in the form of restricted performance stock rights and restricted stock rights under its existing plans. The fair value of stock awards is determined based on the closing market price of the company’s common stock on the grant date. At each reporting date, the number of shares is adjusted to equal the number ultimately expected to vest.
Accounting Standards Updates
On May 28, 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)No. 2014-09, Revenue from Contracts with Customers. ASU 2014-09 supersedes existing revenue recognition guidance, including Accounting Standards Codification No. 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts. ASU 2014-09 outlines a single set of comprehensive principles for recognizing revenue under U.S. GAAP. Among other things, it requires companies to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time. These concepts, as well as other aspects of ASU 2014-09, may change the method and/or timing of revenue recognition for certain of our contracts. On July 9, 2015, the FASB approved a one year deferral of the effective date of ASU 2014-09 to annual reporting periods beginning after December 15, 2017. ASU 2014-09 may be applied either retrospectively or through the use of a modified-retrospective method. We are currently evaluating both methods of adoption as well as the effect ASU 2014-09 will have on the company’s consolidated financial position, annual results of operations and cash flows.
On November 20, 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. ASU 2015-17 simplifies the presentation of deferred income taxes and requires that deferred tax assets and liabilities, as well as any related valuation allowance, be classified as noncurrent in a classified statement of financial position. The company adopted ASU 2015-17 during the fourth quarter of 2015 and applied it retrospectively to all periods presented.
Other accounting standards updates effective after December 31, 2015, are not expected to have a material effect on the company’s consolidated financial position, annual results of operations and/or cash flows.
Reclassifications
As a result of the company's adoption of ASU 2015-17, we now present deferred tax assets and liabilities as non-current. This change resulted in a reclassification of $404 million of net current deferred tax assets reported in our 2014 consolidated statement of financial position to non-current deferred tax assets. This reclassification reduced our current assets as of December 31, 2014, but had no impact on total assets.
As a result of the company's realignment, certain amounts in these financial statements have been reclassified to reflect the new organizational structure and segment realignments (see Notes 3 and 7 below).
Shareholders' Equity
The company records the difference between the cost of shares repurchased and their par value as well as tax withholding in excess of related stock compensation expense as a reduction of paid-in capital to the extent available and then as a reduction of retained earnings.
Accumulated Other Comprehensive Loss
The components of accumulated other comprehensive loss are as follows:

	December 31
$ in millions	2015	2014
Unamortized benefit plan costs, net of tax benefit of $3,350 in 2015 and $3,395 in 2014	$(5,241)	$(5,316)
Cumulative translation adjustment	(82)	(41)
Net unrealized gain on marketable securities and cash flow hedges, net of tax	3	1
Total accumulated other comprehensive loss	$(5,320)	$(5,356)

Unamortized benefit plan costs consist primarily of net after-tax actuarial losses totaling $5.5 billion and $5.6 billion as of December 31, 2015 and 2014, respectively. Net actuarial gains or losses are re-determined annually or upon remeasurement events and principally arise from changes in the interest rate used to discount our benefit obligations and differences between expected and actual returns on plan assets.
Reclassifications from accumulated other comprehensive income to net earnings related to the amortization of benefit plan costs were $388 million, $145 million and $319 million, net of taxes, for the years ended December 31, 2015, 2014 and 2013, respectively. The reclassifications represent the amortization of net actuarial losses and prior service credits for the company's retirement benefit plans, and are included in the computation of net periodic pension cost (see Note 12 below for further information).
Reclassifications from accumulated other comprehensive income to net earnings, relating to cumulative translation adjustments, marketable securities and effective cash flow hedges for the years ended December 31, 2015, 2014 and 2013, respectively, were not material. Reclassifications for cumulative translation adjustments and marketable securities are recorded in other income, and reclassifications for effective cash flow hedges are recorded in operating income.